Exhibit 10.1

AMENDMENT NO. 5
TO FINANCING AGREEMENT
AMENDMENT NO. 5 TO FINANCING AGREEMENT, dated as of April 8, 2019 (this "Amendment"), to the Financing Agreement, dated as of February 26, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the "Financing Agreement"), by and among Avid Technology, Inc., a Delaware corporation (the "Parent" or the "Borrower"), each subsidiary of the Parent listed as a "Guarantor" on the signature pages thereto (together with each other Person that executes a joinder agreement and becomes a "Guarantor" thereunder or otherwise guaranties all or any part of the Obligations (as defined therein), each a "Guarantor" and, collectively, the "Guarantors"), the lenders from time to time party thereto (each a "Lender" and, collectively, the "Lenders"), Cerberus Business Finance, LLC, a Delaware limited liability company ("CBF"), as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Collateral Agent"), and CBF, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Administrative Agent" and together with the Collateral Agent, each an "Agent" and collectively, the "Agents").
WHEREAS, the Loan Parties have requested that the Agents and the Lenders amend certain terms and conditions of the Financing Agreement; and
WHEREAS, the Agents and the Lenders are willing to amend such terms and conditions of the Financing Agreement on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1. Definitions. All terms used herein that are defined in the Financing Agreement and not otherwise defined herein shall have the meanings assigned to them in the Financing Agreement.

2. Amendments.

(a) Recitals. The recitals of the Financing Agreement are hereby amended by amending and restating the first sentence therein in its entirety as follows:

"The Borrower has asked the Lenders to extend credit to the Borrower consisting of (a) a term loan in the aggregate principal amount of $227,500,000 (which has been partially repaid and includes a $100,000,000 Total Term A-2 Loan Commitment), and (b) a revolving credit facility in an aggregate principal amount not to exceed $22,500,000 at any time outstanding."
(b) New Definitions. Section 1.01 of the Financing Agreement is hereby amended by adding the following definitions, in appropriate alphabetical order:

(i)""Amendment No. 5" means Amendment No. 5 to Financing Agreement, dated as of April 8, 2019 by and among the Loan Parties, the Agents and the Lenders."

(ii)""Amendment No. 5 Effective Date" has the meaning set forth in Amendment No. 5."'

(iii)""Escrow Account" means the account described in the Escrow Agreement."

(iv)""Escrow Agreement" has the meaning specified therefor in Section 5.02(e). "

(v)""Tender Offer Documents" means the Schedule TO, and the accompanying Offer to Purchase and Letter of Transmittal, in connection with the Borrower's offer to purchase for cash, upon the terms and subject to the conditions set forth in such documents, any and all of the Borrower's outstanding Convertible Notes.

(vi)""Term A-2 Loan Funding Date" means the date on or before the 30th Business Day after the date of the launch of the tender offer for the Borrower's Convertible Notes on which the conditions precedent set forth in Section 5.02 are satisfied with respect to the Term A-2 Loan.

(vii)""Term A-2 Lender" means a Lender making a Term A-2 Loan."

(viii)""Term A-2 Loan" means the Term A-2 Loans made by the Term A-2 Lenders to the Borrower on the Term A-2 Loan Funding Date pursuant to Section 2.01(a)(v)."

(ix)""Term A-2 Loan Commitment" means, with respect to each Term A-2 Lender, the commitment of such Lender to make the Term A-2 Loan to the Borrower on the Term A-2 Loan Funding Date in the amount set forth in Schedule 1.01(A) hereto or in the Assignment and Acceptance pursuant to which such Lender became a Lender under this Agreement, as such commitment may be terminated or reduced from time to time in accordance with the terms of this Agreement."

(x)""Total Term A-2 Loan Commitment" means the sum of the amounts of the Term A-2 Lenders' Term A Loan Commitments, which amount is $100,000,000 as of the Amendment No. 5 Effective Date."

(c) Existing Definitions. The following definitions in Section 1.01 of the Financing Agreement are hereby amended as follows:

(i)The definition of "Applicable Margin" is hereby amended and restated in its entirety to read as follows:

""Applicable Margin" means, as of any date of determination, with respect to the interest rate of (a) any Reference Rate Loan or any portion thereof, 5.25%, (b) any LIBOR Rate Loan or any portion thereof, 6.25% and (c) the Unused Line Fee, 0.5%."
(ii)The definition of "Applicable Premium" is hereby amended and restated in its entirety as follows:

""Applicable Premium" means

(a)    as of the date of the occurrence of an Applicable Premium Trigger Event specified in clause (c), (d) or (e) of the definition thereof:

(i)    during the period of time from and after the Term A-2 Loan Funding Date up to and including the date that is the first anniversary of the Term A-2 Loan Funding Date (the "First Period"), an amount equal to 1.0% times the aggregate amount equal to the sum of (A) the principal amount of all Original Term Loans, Term A Loans, Term A-1 Loans and the Term A-2 Loans outstanding, (B) the principal amount of all Revolving Loans outstanding and (C) the amount of the undrawn Total Revolving Credit Commitment, in each case, on the date of such Applicable Premium Trigger Event; and
(ii)    thereafter, zero;
(b)    as of the date of the occurrence of an Applicable Premium Trigger Event specified in clause (a) of the definition thereof:
(i)    during the First Period, an amount equal to 1.0% times the amount of the permanent reduction of the Total Revolving Credit Commitment on such date; and
(ii)    thereafter, zero;
(c)    as of the date of the occurrence of an Applicable Premium Trigger Event specified in clause (b) of the definition thereof:
(i)    during the First Period, an amount equal to 1.0% times the principal amount of the Original Term Loans, Term A Loans, Term A-1 Loans and Term A-2 Loans being paid on such date; and
(ii)    thereafter, zero."
(iii)The definition of "Applicable Premium Trigger Event" is hereby amended by amending and restating clause (b) of the definition thereof to read as follows:

"(b)    any payment by any Loan Party of all, or any part, of the principal balance of any Term Loan for any reason (including, but not limited to, any optional prepayment or mandatory prepayment (other than payments of the Term Loan pursuant to Section 2.03(b) and any mandatory prepayment under Section 2.05(c)(i), Section 2.05(c)(iv), or Section 2.05(c)(v))) whether before or after (i) the occurrence of an Event of Default, or (ii) the commencement of any Insolvency Proceeding, and notwithstanding any acceleration (for any reason) of the Obligations;"
(iv)The definition of "Fee Letter" is hereby amended and restated in its entirety to read as follows:

""Fee Letter" means the Amended and Restated Fee Letter, dated as of the Amendment No. 2 Effective Date, among the Borrower and the Collateral Agent (as amended, restated, supplemented or otherwise modified from time to time, including as amended pursuant to the Amendment No. 1 to Amended and Restated Fee Letter, dated as of the Amendment No. 4 Effective Date and to the Amendment No. 2 to Amended and Restated Fee Letter, dated as of the Amendment No. 5 Effective Date)."
(v)The definition of "Consolidated EBITDA" is hereby amended as follows:

(A)clause(b)(vii) is amended and restated in its entirety to read as follows:

"(vii)    [reserved];"
(B)clause(b)(ix) is amended and restated in its entirety to read as follows:

"(ix)    [reserved];
(C)clause(b)(x) is amended and restated in its entirety to read as follows:

"(x)    one-time charges incurred after January 1, 2019 in connection with restructuring activities and other non-recurring costs identified on Schedule 1.01(C) in an aggregate amount not to exceed $15,000,000 in the aggregate and not to exceed $4,000,000 in any Fiscal Year,"
(D)clause(b)(xi) is amended and restated in its entirety to read as follows:

"(xi)    one-time customary charges, costs, fees and expenses paid in connection with (1) the consummation of a Permitted Acquisition (other than the Orad Acquisition) (including, without limitation, any indebtedness or equity issued to finance such acquisition) and (2) the making of any other Permitted Investments, in each case to the extent (y) such charges, costs, fees and expenses are factually supportable and (z) the aggregate amount of such charges, costs, fees and expenses does not exceed $1,000,000 in any Fiscal Year,"
(E)clause(b)(xii) is amended and restated in its entirety to read as follows:

"(xii)    non-recurring expenses for such period incurred in connection with the settlement of litigation that is not in the ordinary course of business, provided, that such expenses are factually supportable and in an aggregate amount not to exceed $1,000,000 in any Fiscal Year,"
(F)clause (b)(xiii) is amended and restated in its entirety to read as follows:

"(xiii)    fees, costs and expenses paid in connection with the Amendment No. 5, the tender offer for or repurchase of the Borrower's Convertible Notes and the transactions in connection therewith,"

(G)inserting a new clause (xv) to read as follows:

"(xv)    one-time expenses incurred on and after October 1, 2019 and prior to June 30, 2021, in connection with duplicative employee costs relating to the IT "quote to cash" automation project of the Borrower, in an aggregate amount not to exceed $4,000,000, and"
(H) inserting a new clause (xvi) to read as follows:

"(xvi)    costs incurred in such period in connection with the maintenance of annual credit ratings,"
(I)the penultimate sentence of the definition of "Consolidated EBITDA" is amended and restated in its entirety to read as follows:

"The parties hereto agree that Consolidated EBITDA for the fiscal quarter ending (i) on June 30, 2018 shall be deemed to be $3,048,000, (ii) on September 30, 2018 shall be deemed to be $14,705,000, and (iii) on December 31, 2018 shall be deemed to be $21,107,000."
(vi)The definition of "Permitted Acquisition" is hereby amended as follows:

(A)clause (i) is amended and restated in its entirety as follows:

"(i)    [reserved];"
(B)clause (l) is amended and restated in its entirety as follows:

"(l)    the Purchase Price payable in respect of all Acquisitions shall not exceed $25,000,000 in the aggregate during the term of this Agreement, provided, that all Acquisitions of assets located outside of the United States and Acquisitions of Equity Interests issued by Persons organized in a jurisdiction outside of the United States shall not exceed $10,000,000 in the aggregate for all such Acquisitions."
(vii)The definition of "Consolidated Funded Indebtedness" is hereby amended and restated in its entirety to read as follows:

""Consolidated Funded Indebtedness" means, with respect to any Person at any date and without duplication, the sum of all (a) Revolving Loans outstanding at such date (excluding any undrawn amounts under the Revolving Credit Commitments), (b) Term Loans outstanding at such date and (c) all Indebtedness described in clause (f) in the definition thereof (provided, that Indebtedness described in such clause (f) shall be excluded to with respect to any letters of credit to the extent such letters of credit are cash collateralized) as determined on a consolidated basis in accordance with GAAP."

(viii)The definition of "Permitted Investments" is hereby amended by amending and restating clause (k) in its entirety to read as follows:

"(k)    loans and advances to directors, employees and officers of the Loan Parties and their Subsidiaries (i) for bona fide business purposes, including to purchase Equity Interests of the Parent, in an aggregate amount not to exceed $500,000 at any time outstanding and (ii) to the extent such loans or advances are non-cash, to purchase Equity Interests of the Parent;"
(ix)The definition of "Permitted Investments" is hereby amended by (A) deleting the "and" at the end of clause (s), (B) retitling clause (t) as clause (u) and (C) inserting a new clause (t) as follows:

"(t)    Investments by the Loan Parties in joint ventures in an aggregate amount not to exceed $1,000,000 in the aggregate, at any time outstanding, provided, that, if the applicable Loan Party has pledged the Equity Interests in any joint venture formed or acquired after the Amendment No. 5 Effective Date, Investments by the Loan Parties in such joint ventures may be up to $5,000,000 in the aggregate at any time outstanding; and".
(x)The definition of "Permitted Purchase Money Indebtedness" is hereby amended and restated in its entirety to read as follows:

""Permitted Purchase Money Indebtedness" means, as of any date of determination, Indebtedness (other than the Obligations, but including Capitalized Lease Obligations) incurred to finance the acquisition of any fixed assets or software secured by a Lien permitted under clause (e) of the definition of "Permitted Liens"; provided that (a) such Indebtedness is incurred within 180 days after such acquisition, (b) such Indebtedness when incurred shall not exceed the purchase price of the asset financed and (c) the aggregate principal amount of all such Indebtedness shall not exceed $7,500,000 at any time outstanding."
(xi)The definition of "Pro Rata Share" is hereby amended by amending and restating clause (b) therein in its entirety to read as follows:

"(b)    (i) a Lender's obligation to make the Term A-1 Loan, the percentage obtained by dividing (A) such Lender's Term A-1 Loan Commitment by (B) the Total Term A-1 Loan Commitment (provided that if the Total Term A-1 Loan Commitment has been reduced to zero, the numerator shall be the aggregate unpaid principal amount of such Lender's portion of the Term A-1 Loan and the denominator shall be the aggregate unpaid principal amount of the Term A-1 Loan), (ii) a Lender's obligation to make the Term A-2 Loan, the percentage obtained by dividing (A) such Lender's Term A-2 Loan Commitment by (B) the Total Term A-2 Loan Commitment (provided that if the Total Term A-2 Loan Commitment has been reduced to zero, the numerator shall be the aggregate unpaid principal amount of such Lender's portion of the Term A-2 Loan and the denominator shall be the aggregate unpaid principal amount of the Term A-2 Loan), and (iii) a Lender's right to receive payments of interest, fees and principal with respect to the Term Loan, the percentage obtained by dividing (A) such Lender's Term Loan Commitment by (B) the Total Term Loan Commitment (provided that if the Total Term Loan Commitment has been reduced to zero, the numerator shall be the aggregate unpaid principal amount of such Lender's portion of the Term Loan and the denominator shall be the aggregate unpaid principal amount of the Term Loan), and".
(xii)The definition of "Term Loans" is hereby amended and restated in its entirety to read as follows:

""Term Loans" means (i) the Original Term Loans made by the Term Loan Lenders to the Borrower on the Effective Date pursuant to Section 2.01(a)(ii), (ii) the Term A Loans made by the Term A Lenders on the Amendment No. 2 Effective Date pursuant to Section 2.01(a)(iii), (iii) the Term A-1 Loans made by the Term A-1 Lenders on the Amendment No. 4 Effective Date pursuant to Section 2.01(a)(iv), and (iv) the Term A-2 Loans made by the Term A-2 Lenders on the Term A-2 Loan Funding Date pursuant to Section 2.01(a)(v)."
(xiii)The definition of "Term Loan Commitment" is hereby amended and restated in its entirety to read as follows:

""Term Loan Commitment" means, with respect to each Lender, the Original Term Loan Commitment, the Term A Loan Commitment, the Term A-1 Loan Commitment and/or the Term A-2 Loan Commitment of such Lender."
(xiv)The definition of "Total Term Loan Commitment" is hereby amended and restated in its entirety to read as follows:

""Total Term Loan Commitment" means the sum of (i) the amount of the Lenders' Original Term Loan Commitments, (ii) the amount of the Lenders' Term A Loan Commitments, (iii) the amount of the Lenders' Term A-1 Loan Commitments, and (iv) the amount of the Lenders' Term A-2 Loan Commitments."
(d) Section 2.01(a) (Commitments). Section 2.01(a) of the Financing Agreement is hereby amended and restated in its entirety to read as follows:

"Section 2.01. Commitments. (a) Subject to the terms and conditions and relying upon the representations and warranties herein set forth:
(i)    each Revolving Loan Lender severally agrees to make Revolving Loans to the Borrower at any time and from time to time during the term of this Agreement, in an aggregate principal amount of Revolving Loans at any time outstanding not to exceed the amount of such Lender's Revolving Credit Commitment;
(ii)    each Term Loan Lender severally made the Original Term Loan to the Borrower on the Effective Date, in an aggregate principal amount equal to such Lender's Original Term Loan Commitment;
(iii)    each Term A Lender severally made the Term A Loan to the Borrower on the Amendment No. 2 Effective Date, in an aggregate principal amount equal to such Lender's Term A Loan Commitment;
(iv)    each Term A-1 Lender severally agrees to make the Term A-1 Loan to the Borrower on the Amendment No. 4 Effective Date, in an aggregate principal amount not to exceed the amount of such Lender's Term A-1 Loan Commitment;
(v)    each Term A-2 Lender severally agrees to make the Term A-2 Loan to the Borrower on the Term A-2 Loan Funding Date, in an aggregate principal amount not to exceed the amount of such Lender's Term A-2 Loan Commitment; and

(vi)    notwithstanding anything to the contrary contained in this Section 2.01(a), the Loan Parties hereby acknowledge, confirm and agree that (1) on April 8, 2019, the outstanding principal amount of the Revolving Loans is equal to $0, (2) immediately prior to the Amendment No. 5 Effective Date, the outstanding principal amount of the Original Term Loans, the Term A Loans, and the Term A-1 Loans is equal to $125,106,250 (such Indebtedness described in this clause (2) being hereinafter referred to as the "Original Term Loan Indebtedness"), (3) such Original Term Loan Indebtedness shall not be repaid on the Amendment No. 5 Effective Date, but rather shall be continued and re-evidenced by this Agreement as a portion of the Term Loans outstanding hereunder, (4) the Term A-2 Loan made on the Term A-2 Loan Funding Date shall be an amount equal to the Total Term A-2 Loan Commitment and (5) for all purposes of this Agreement and the other Loan Documents, the sum of the Original Term Loan Indebtedness immediately prior to the Amendment No. 5 Effective Date ($125,106,250) shall be increased by the amount of the Term A-2 Loan made on the Term A-2 Loan Funding Date."
(e) Section 2.01(b) (Commitments). Section 2.01(b)(ii) is hereby amended and restated in its entirety as follows:

"(ii)    The aggregate principal amount of the Original Term Loan made on the Effective Date shall not exceed the Total Original Term Loan Commitment. The aggregate principal amount of the Term A Loan made on the Amendment No. 2 Effective Date shall not exceed the Total Term A Loan Commitment. The aggregate principal amount of the Term A-1 Loan made on the Amendment No. 4 Effective Date shall not exceed the Total Term A-1 Loan Commitment. The aggregate principal amount of the Term A-2 Loan made on the Amendment No. 5 Effective Date shall not exceed the Total Term A-2 Loan Commitment. Any principal amount of the Term Loan which is repaid or prepaid may not be reborrowed."
(f) Section 2.02(a) (Making the Loans). Clause (iv) of Section 2.02(a) of the Financing Agreement is hereby amended and restated in its entirety as follows:

"(iv) the proposed borrowing date, which must be a Business Day, and, with respect to the portion of the Term Loan funded pursuant to the Total Original Term Loan Commitment must be the Effective Date, and with respect to the portion of the Term Loan funded pursuant to the Total Term A Loan Commitment must be the Amendment No. 2 Effective Date, and with respect to the portion of the Term Loan funded pursuant to the Total Term A-1 Loan Commitment must be the Amendment No. 4 Effective Date and with respect to the portion of the Term Loan funded pursuant to the Total Term A-2 Loan Commitment must be the Term A-2 Loan Funding Date."
(g) Section 2.05(a)(ii) (Reduction of Term Loan Commitments). Section 2.05(a)(ii) of the Financing Agreement is hereby amended and restated in its entirety to read as follows:

"(ii)    Term Loan. The Total Original Term Loan Commitment terminated at 5:00 p.m. (New York City time) on the Effective Date. The Total Term A Loan Commitment shall terminate at 5:00 p.m. (New York City time) on the Amendment No. 2 Effective Date. The Total Term A-1 Loan Commitment shall terminate at 5:00 p.m. (New York City time) on the Amendment No. 4 Effective Date. The Total Term A-2 Loan Commitment shall terminate at 5:00 p.m. (New York City time) on the earliest of (i) the Term A-2 Loan Funding Date, (ii) the 30th Business Day after the date of the launch of the tender offer for the Borrower's Convertible Notes and (iii) May 24, 2019."
(h) Section 2.05(c)(Mandatory Prepayments). Section 2.05(c)(v) of the Financing Agreement is hereby amended and restated in its entirety to read as follows:

"(v)    On the first Business Day following the 90th day after the Term A-2 Loan Funding Date, the Borrower shall prepay the outstanding principal amount of the Term A-2 Loan in accordance with Section 2.05(d) in an amount equal to the amount remaining in the Escrow Account on such date. The Borrower authorizes the Collateral Agent to withdraw all funds remaining in the Escrow Account on such date pursuant to the terms of the Escrow Agreement and to repay the Term A-2 Loan and the Collateral Agent agrees to make such withdrawal and repayment."
(i) Section 2.05(d)(Application of Payments). Section 2.05(d) of the Financing Agreement is hereby amended and restated in its entirety to read as follows:

"(d)    Each prepayment pursuant to subsections (c)(i), (c)(ii), (c)(iii), and (c)(iv) above shall be applied, first, to the Term Loan, until paid in full and second, to the Revolving Loans (with a corresponding permanent reduction in the Revolving Credit Commitments), until paid in full. Each prepayment pursuant to subsections (c)(v) above shall be applied to the Term A-2 Loan, until paid in full. Each prepayment of the Term Loan pursuant to Section 2.05(c) shall be applied pro rata against the remaining installments of principal of the applicable Term Loan. Notwithstanding the foregoing, after the occurrence and during the continuance of an Event of Default, if the Administrative Agent has elected, or has been directed by the Collateral Agent or the Required Lenders, to apply payments in respect of any Obligations in accordance with Section 4.03(b), prepayments required under Section 2.05(c) shall be applied in the manner set forth in Section 4.03(b). Any prepayment of any Loans shall be applied first to Reference Rate Loans to the full extent thereof before application to LIBOR Rate Loans, in each case in a manner which minimizes the amount of any payments required to be made by the Borrower pursuant to Section 2.08."
(j) Section 5.02 (Conditions Precedent to All Loans). Section 5.02 of the Financing Agreement is hereby amended by inserting a new clause (e) to read as follows:

"(e)    Escrow Agreement. The Borrower and the Collateral Agent shall have entered into an escrow agreement with an escrow agent, in form and substance reasonably acceptable to the Collateral Agent (the "Escrow Agreement"), which shall allow the Borrower to withdraw funds in the Escrow Account on or before the date specified in Section 2.05(c)(v) to purchase or repay Convertible Notes without the consent of any other Person, and shall have established the Escrow Account. The proceeds from the Term A-2 Loan shall be funded into the Escrow Account."
(k) Section 6.01(s) (Use of Proceeds). Section 6.01(s) of the Financing Agreement is hereby amended and restated in its entirety to read as follows:

"(s)    Use of Proceeds. The proceeds of (i) the Original Term Loans shall be used on the Effective Date to refinance the Existing Credit Facility, (ii) the Term A Loans and Term A-1 Loans may be used to purchase Convertible Notes and/or for working capital purposes, (iii) the Term A-2 Loans shall be funded into the Escrow Account and may be used solely to purchase or repay Convertible Notes and to pay fees and expenses in connection with the closing of the Amendment No. 5 and such purchase or repayment of the Convertible Notes, and (iv) the Loans shall be used to pay fees and expenses in connection with the transactions contemplated hereby and fund working capital and general corporate purposes of the Borrower and its Subsidiaries."
(l) Section 7.01(a) (Reporting Requirements). Clause (xvi) of Section 7.01(a) of the Financing Agreement is hereby amended and restated in its entirety as follows:

"(xvi)    [Reserved];"

(m) Section 7.02(m) (Modifications of Indebtedness, Organizational Documents and Certain Other Agreements; Etc.). Clause (ii)(1) of Section 7.02(m) of the Financing Agreement is hereby amended and restated in its entirety to read as follows:

"the Obligations and the Convertible Notes".
(n) Section 7.02(m) (Modifications of Indebtedness, Organizational Documents and Certain Other Agreements; Etc.). Clause (iii) of Section 7.02(m) of the Financing Agreement is hereby amended and restated in its entirety to read as follows:

"[Reserved]".

(o) Section 7.03 (Financial Covenants; Leverage Ratio). Section 7.03 of the Financing Agreement is hereby amended and restated in its entirety as follows:

"Financial Covenants; Leverage Ratio. Until the Termination Date, each Loan Party shall not, unless the Required Lenders shall otherwise consent in writing, permit the Leverage Ratio of the Parent and its Subsidiaries for any period of 4 consecutive fiscal quarters of the Parent and its Subsidiaries for which the last quarter ends on a date set forth below and based upon the level of Availability plus unrestricted cash on-hand (which for the avoidance of doubt, shall not include the proceeds of the Term A-2 Loans in the Escrow Account) set forth opposite thereto, to be greater than the ratio set forth opposite such date:

Availability plus unrestricted cash on-hand ≥ $60,000,000	Fiscal Quarter End	Leverage Ratio
	June 30, 2019	5.50:1.00
	September 30, 2019	5.50:1.00
	December 31, 2019	6.30:1.00
	March 31, 2020	6.00:1.00
	June 30, 2020	6.00:1.00
	September 30, 2020	5.85:1.00
	December 31, 2020	5.30:1.00
	March 31, 2021	5.20:1.00
	June 30, 2021	4.75:1.00
	September 30, 2021	4.60:1.00
	December 31, 2021	4.30:1.00
	March 31, 2022	4.30:1.00
	June 30, 2022	4.00:1.00
	September 30, 2022	4.00:1.00
	December 31, 2022	4.00:1.00
	March 31, 2023	4.00:1.00

Availability plus unrestricted cash on hand < $60,000,000	Fiscal Quarter End	Leverage Ratio
	June 30, 2019	5.20:1.00
	September 30, 2019	5.20:1.00
	December 31, 2019	5.40:1.00
	March 31, 2020	5.20:1.00
	June 30, 2020	5.20:1.00
	September 30, 2020	5.00:1.00
	December 31, 2020	4.50:1.00
	March 31, 2021	4.40:1.00
	June 30, 2021	4.10:1.00
	September 30, 2021	4.00:1.00
	December 31, 2021	3.75:1.00
	March 31, 2022	3.75:1.00
	June 30, 2022	3.50:1.00
	September 30, 2022	3.50:1.00
	December 31, 2022	3.50:1.00
	March 31, 2023	3.50:1.00

(p) Representations and Warranties. Each representation and warranty set forth in Article VI of the Financing Agreement and each other Loan Document providing that such representations and warranties are made "as of the Effective Date" or like language is hereby amended to provide that such representations and warranties are true, correct and complete "as of the Amendment No. 5 Effective Date" except as set forth on the disclosure schedules to be delivered to the Agents on the Amendment No. 5 Effective Date in respect of schedules to the Financing Agreement and the Security Agreement, which disclosure schedules shall amend and restate the corresponding schedules to the Financing Agreement and the Security Agreement, in each case as in effect prior to the date hereof.

3. Representations and Warranties. Each Loan Party hereby represents and warrants to the Agents and the Lenders as follows:

(a) Organization, Good Standing, Etc. Each Loan Party (i) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated, and to execute and deliver this Amendment, and to consummate the transactions contemplated hereby and by the Financing Agreement, as amended hereby, and (iii) is duly qualified to do business in, and is in good standing in each jurisdiction where the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary except (solely for the purposes of this subclause (iii)) where the failure to be so qualified and be in good standing could not reasonably be expected to have a Material Adverse Effect.

(b) Authorization, Etc. The execution and delivery by each Loan Party of this Amendment and each other Loan Document to which it is or will be a party, and the performance by it of the Financing Agreement, as amended hereby, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene (A) any of its Governing Documents, (B) any applicable Requirement of Law or (C) any Material Contract binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties, except, in the case of clauses (ii)(B), (ii)(C) and (iv), to the extent where such contravention, default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal could not reasonably be expected to have a Material Adverse Effect.

(c) Enforceability of Loan Documents. This Amendment is, and each other Loan Document to which any Loan Party is or will be a party, when delivered hereunder, will be, a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by principles of equity.

(d) Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by any Loan Party of any Loan Document to which it is or will be a party.

4. Conditions to Effectiveness. This Amendment shall become effective only upon satisfaction in full, in a manner satisfactory to the Agents, of the following conditions precedent (the first date upon which all such conditions shall have been satisfied being hereinafter referred to as the "Amendment No. 5 Effective Date"):

(a) Representations and Warranties. The representations and warranties contained in this Amendment and in Article VI of the Financing Agreement and in each other Loan Document shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to "materiality" or "Material Adverse Effect" in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the Amendment No. 5 Effective Date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to "materiality" or "Material Adverse Effect" in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date).

(b) No Default; Event of Default. No Default or Event of Default shall have occurred and be continuing on the Amendment No. 5 Effective Date or result from this Amendment becoming effective in accordance with its terms.

(c) Material Adverse Effect. The Agents shall have determined, in their reasonable judgment, that no event or development shall have occurred since December 31, 2017, which could reasonably be expected to have a Material Adverse Effect.

(d) Liens; Priority. The Agents shall be satisfied that the Collateral Agent has been granted, and holds, for the benefit of the Agents and the Lenders, a perfected, first priority Lien on and security interest in all of the Collateral, subject only to Permitted Liens, to the extent such Liens and security interests are required pursuant to the Loan Documents to be granted or perfected on or before the Amendment No. 5 Effective Date.

(e) Approvals. All consents, authorizations and approvals of, and filings and registrations with, and all other actions in respect of, any Governmental Authority or other Person required in connection with any Loan Document or the transactions contemplated thereby or the conduct of the Loan Parties' business shall have been obtained or made and shall be in full force and effect. There shall exist no claim, action, suit, investigation, litigation or proceeding (including, without limitation, shareholder or derivative litigation) pending or, to the knowledge of any Loan Party, threatened in any court or before any arbitrator or Governmental Authority which (i) relates to the Loan Documents or the transactions contemplated thereby or (ii) could reasonably be expected to have a Material Adverse Effect.

(f) Legality. The making of such Loan shall not contravene any law, rule or regulation applicable to any Secured Party.

(g) Payment of Fees, Etc. The Borrower shall have paid on or before the Amendment No. 5 Effective Date all fees, costs, expenses and taxes then payable pursuant to Section 2.06 of the Financing Agreement and Section 12.04 of the Financing Agreement.

(h) Delivery of Documents. The Collateral Agent shall have received on or before the Amendment No. 5 Effective Date the following, each in form and substance reasonably satisfactory to the Collateral Agent and, unless indicated otherwise, dated the Amendment No. 5 Effective Date:
(i)this Amendment, duly executed by the Loan Parties, each Agent and each Lender;

(ii)the Amendment No. 2 to Amended and Restated Fee Letter, dated as of the Amendment No. 5 Effective Date, duly executed by the Borrower and the Collateral Agent, in the form annexed hereto as Exhibit A;

(iii)a certificate of an Authorized Officer of the Loan Parties certifying that the attached copies of the Tender Offer Documents will be filed with the SEC in substantially the form attached thereto;

(iv)a certificate of an Authorized Officer of each Loan Party, certifying (A) (1) as to copies of the Governing Documents of such Loan Party, together with all amendments thereto (including, without limitation, a true and complete copy of the charter, certificate of formation, certificate of limited partnership or other publicly filed organizational document of each Loan Party certified as of a recent date not more than 30 days prior to the Amendment No. 5 Effective Date by an appropriate official of the jurisdiction of organization of such Loan Party which shall set forth the same complete name of such Loan Party as is set forth herein and the organizational number of such Loan Party, if an organizational number is issued in such jurisdiction) or (2) that no changes have been made to such Governing Documents delivered to the Collateral Agent on or after the Effective Date, (B) as to a copy of the resolutions or written consents of such Loan Party authorizing (1) the borrowings hereunder and the transactions contemplated by the Loan Documents to which such Loan Party is or will be a party and (2) the execution, delivery and performance by such Loan Party of each Loan Document to which such Loan Party is or will be a party and the execution and delivery of the other documents to be delivered by such Person in connection herewith and therewith, (C) (1) the names and true signatures of the representatives of such Loan Party authorized to sign each Loan Document (in the case of a Borrower, including, without limitation, Notices of Borrowing, LIBOR Notices and all other notices under this Agreement and the other Loan Documents) to which such Loan Party is or will be a party and the other documents to be executed and delivered by such Loan Party in connection herewith and therewith, together with evidence of the incumbency of such authorized officers or (2) that no changes have been made to each certificate of incumbency delivered to the Collateral Agent on or after the Effective Date, (D) as to the matters set forth in Sections 4(a) and 4(b) of this Amendment, and (E) attaching amended and restated schedules to the Financing Agreement and the Security Agreement;

(v)a certificate of the appropriate official(s) (or other confirmation satisfactory to the Collateral Agent) of (A) the jurisdiction of organization of each Loan Party and (B) each jurisdiction of foreign qualification of each Loan Party in which such Loan Party owns or leases real property certifying as of a recent date not more than 30 days prior to the Amendment No. 5 Effective Date as to the subsistence in good standing of, and the payment of taxes by, such Loan Party in such jurisdictions;

(vi)an opinion of (A) Covington & Burling LLP, outside counsel to the Loan Parties and (B) the General Counsel of the Loan Parties, in each case as to such matters as the Collateral Agent may reasonably request;

(vii)a certificate of the chief financial officer of the Parent certifying compliance with the covenants set forth in Section 7.03 of the Financing Agreement (on a pro forma basis assuming the borrowing of the Term A-2 Loan);

(viii)a certificate of the chief financial officer of the Parent, certifying as to the solvency of the Loan Parties on a consolidated basis (on a pro forma basis assuming the borrowing of the Term A-2 Loan); and

(ix)the results of searches for any effective UCC financing statements, tax Liens or judgment Liens filed against any Loan Party or its property, which results shall not show any such Liens (other than Permitted Liens).

The Agents and the Lenders agree that their execution of this Amendment shall mean that the conditions to effectiveness set forth in Sections 4(c), (g) and (h) have been satisfied.
5. Continued Effectiveness of the Financing Agreement and Other Loan Documents. Each Loan Party hereby (a) acknowledges and consents to this Amendment, (b) confirms and agrees that the

Financing Agreement and each other Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Amendment No. 5 Effective Date, all references in any such Loan Document to "the Financing Agreement", the "Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, and (c) confirms and agrees that, to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent, for the benefit of the Agents and the Lenders, or to grant to the Collateral Agent, for the benefit of the Agents and the Lenders, a security interest in or Lien on any Collateral as security for the Obligations of the Loan Parties from time to time existing in respect of the Financing Agreement (as amended hereby) and the other Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects. This Amendment does not and shall not affect any of the obligations of the Loan Parties, other than as expressly provided herein, including, without limitation, the Loan Parties' obligations to repay the Loans in accordance with the terms of Financing Agreement or the obligations of the Loan Parties under any Loan Document to which they are a party, all of which obligations shall remain in full force and effect. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Agent or any Lender under the Financing Agreement or any other Loan Document nor constitute a waiver of any provision of the Financing Agreement or any other Loan Document.

6. No Novation. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Financing Agreement or instruments securing the same, which shall remain in full force and effect, except as modified hereby.

7. No Representations by Agents or Lenders. Each Loan Party hereby acknowledges that it has not relied on any representation, written or oral, express or implied, by any Agent or any Lender, other than those expressly contained herein, in entering into this Amendment.

8. Release. Each Loan Party hereby acknowledges and agrees that: (a) neither it nor any of its Subsidiaries has any claim or cause of action against any Agent or any Lender (or any of the directors, officers, employees, agents, attorneys or consultants of any of the foregoing) and (b) the Agents and the Lenders have heretofore properly performed and satisfied in a timely manner all of their obligations to the Loan Parties, and all of their Subsidiaries and Affiliates. Notwithstanding the foregoing, the Agents and the Lenders wish (and the Loan Parties agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of their rights, interests, security and/or remedies. Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, each Loan Party (for itself and its Subsidiaries and Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the "Releasors") does hereby fully, finally, unconditionally and irrevocably release, waive and forever discharge the Agents and the Lenders, together with their respective Affiliates and Related Funds, and each of the directors, officers, employees, agents, attorneys and consultants of each of the foregoing (collectively, the "Released Parties"), from any and all debts, claims, allegations, obligations, damages, costs, attorneys' fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done, in each case, on or prior to the Amendment No. 5 Effective Date directly arising out of, connected with or related to this Amendment, the Financing Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of any Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of any Loan Party, or the making of any Loans or other advances, or the management of such Loans or other advances or the Collateral. Each Loan Party represents and warrants that it has no knowledge of any claim by any Releasor against any Released Party or of any facts or acts or omissions of any Released Party which on the date hereof would be the basis of a claim by any Releasor against any Released Party which would not be released hereby.

9. Further Assurances. The Loan Parties shall execute any and all further documents, agreements and instruments, and take all further actions, as may be required under Applicable Law or as any Agent may reasonably request, in order to effect the purposes of this Amendment.

10. Miscellaneous.

(a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart of this Amendment.

(b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

(d) Each Loan Party hereby acknowledges and agrees that this Amendment constitutes a "Loan Document" under the Financing Agreement. Accordingly, it shall be an immediate Event of Default under the Financing Agreement if any representation or warranty made by any Loan Party under or in connection with this Amendment shall have been incorrect in any material respect (or in any respect if such representation or warranty is qualified or modified as to materiality or "Material Adverse Effect" in the text thereof) when made or deemed made.

(e) Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.
[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date set forth on the first page hereof.

BORROWER: AVID TECHNOLOGY, INC.

By:	/s/ Kenneth Gayron
Name: Kenneth Gayron
Title: Executive Vice President and CFO

GUARANTOR: AVID TECHNOLOGY WORLDWIDE, INC.

By:	/s/ Ryan H. Murray
Name: Ryan H. Murray
Title: Director

ADMINISTRATIVE AGENT AND COLLATERAL AGENT:
CERBERUS BUSINESS FINANCE, LLC
By:	/s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Chief Operating Officer

LENDERS:

CERBERUS ASRS FUNDING LLC

By:     /s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Vice President

CERBERUS ASRS HOLDINGS LLC

By:     /s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Vice President

CERBERUS AUS LEVERAGED HOLDINGS III LLC

By:     /s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Vice President

CERBERUS AUS LEVERED HOLDINGS LP
By: CAL I GP Holdings LLC
Its: General Partner

By:     /s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Senior Managing Director

CERBERUS AUS LEVERED II LP
By: CAL II GP LLC
Its: General Partner

By:     /s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Vice President

CERBERUS AUS LEVERED III LLC

By:     /s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Vice President

CERBERUS CAVALIERS LEVERED III LLC

By:     /s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Vice President

CERBERUS CAVALIERS LEVERED
LOAN OPPORTUNITIES FUND, LLC

By:     /s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Vice President

CERBERUS FSBA HOLDINGS LLC

By:     /s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Vice President

CERBERUS ICQ LEVERED LLC

By: ___/s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Vice President

CERBERUS ICQ LEVERED LOAN
OPPORTUNITIES FUND, L.P.
By: Cerberus ICQ Levered Opportunities GP, LLC
Its: General Partner

By: ___/s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Senior Managing Director

CERBERUS ICQ OFFSHORE LEVERED LP
By: Cerberus ICQ Offshore GP LLC
Its: General Partner

By:     /s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Senior Managing Director

CERBERUS ICQ OFFSHORE LOAN
OPPORTUNITIES MASTER FUND, L.P.
By: Cerberus ICQ Offshore Levered GP, LLC
Its: General Partner

By: /s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Senior Managing Director

CERBERUS KRS LEVERED LOAN OPPORTUNITIES FUND, L.P.
By: Cerberus KRS Levered Opportunities GP, LLC
Its: General Partner

By:     /s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Senior Managing Director

CERBERUS LEVERED LOAN OPPORTUNITIES FUND III, L.P.
By: Cerberus Levered Opportunities III GP, LLC
Its: General Partner

By:     /s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Senior Managing Director

CERBERUS LOAN FUNDING XIX L.P.
By: Cerberus LFGP XIX, LLC
Its: General Partner

By:     /s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Senior Managing Director

CERBERUS LOAN FUNDING XV L.P.
By: Cerberus ICQ GP, LLC
Its: General Partner

By: __/s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Senior Managing Director

CERBERUS LOAN FUNDING XVII LTD.
By: Cerberus ASRS Holdings LLC, its attorney-in-fact

__/s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Vice President

CERBERUS LOAN FUNDING XVIII L.P.
By: Cerberus LFGP XVIII, LLC
Its: General Partner

By: __/s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Senior Managing Director

CERBERUS LOAN FUNDING XX L.P.
By: Cerberus LFGP XX, LLC
Its: General Partner

By: __/s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Senior Managing Director

CERBERUS LOAN FUNDING XXI L.P.
By: Cerberus LFGP XXI, LLC
Its: General Partner

By: __/s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Senior Managing Director

CERBERUS LOAN FUNDING XXII L.P.
By: Cerberus LFGP XXII, LLC
Its: General Partner

By: __/s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Senior Managing Director

CERBERUS LOAN FUNDING XXIII L.P.
By: Cerberus LFGP XXIII, LLC
Its: General Partner

By: __/s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Senior Managing Director

CERBERUS LOAN FUNDING XXIV L.P.
By: Cerberus LFGP XXIV, LLC
Its: General Partner

By: __/s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Senior Managing Director

CERBERUS LOAN FUNDING XXV L.P.
By: Cerberus LFGP XXV, LLC
Its: General Partner

By: __/s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Senior Managing Director

CERBERUS ND CREDIT HOLDINGS LLC

By: __/s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Vice President

CERBERUS ND LEVERED LLC

By: __/s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Vice President

CERBERUS NJ CREDIT
OPPORTUNITIES FUND, L.P.
By: Cerberus NJ Credit Opportunities GP, LLC
Its: General Partner

By: __/s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Senior Managing Director

CERBERUS OFFSHORE LEVERED III LP
By: COL III GP Inc.
Its: General Partner

By: __/s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Vice President

CERBERUS OFFSHORE LEVERED LOAN
OPPORTUNITIES MASTER FUND III, L.P.
By: Cerberus Offshore Levered Opportunities III GP, LLC
Its: General Partner

By: __/s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Senior Managing Director

CERBERUS ONSHORE LEVERED III LLC

By: __/s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Vice President

CERBERUS PSERS LEVERED LLC

By: __/s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Vice President

CERBERUS PSERS LEVERED LOAN
OPPORTUNITIES FUND, L.P.
By: Cerberus PSERS Levered Opportunities GP, LLC
Its: General Partner

By: __/s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Senior Managing Director

CERBERUS REDWOOD LEVERED A LLC

By: __/s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Vice President

CERBERUS REDWOOD LEVERED LOAN
OPPORTUNITIES FUND A, L.P.
By: Cerberus Redwood Levered Opportunities GP A, LLC
Its: General Partner

By: __/s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Senior Managing Director

CERBERUS REDWOOD LEVERED LOAN OPPORTUNITIES FUND B, L.P.
By: Cerberus Redwood Levered Opportunities GP B, LLC
Its: General Partner

By: __/s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Senior Managing Director

CERBERUS STEPSTONE CREDIT HOLDINGS LLC

By: __/s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Vice President

CERBERUS STEPSTONE LEVERED A LLC

By: __/s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Vice President

CERBERUS SWC LEVERED HOLDINGS II LP
By: CSL Holdings II GP LLC
Its: General Partner

By: __/s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Senior Managing Director

CERBERUS SWC LEVERED II LLC

By: __/s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Vice President

CERBERUS SWC LEVERED LOAN
OPPORTUNITIES MASTER FUND, L.P.
By: Cerberus SWC Levered Opportunities GP, LLC
Its: General Partner

By: __/s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Senior Managing Director

Philadelphia Indemnity Insurance Company
By:  CBF-D Manager, LLC
Its:  Investment Manager
By:  __/s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Senior Managing Director

Reliance Standard Life Insurance Company
By:  CBF-D Manager, LLC
Its:  Investment Manager
By:  __/s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Senior Managing Director

SAFETY NATIONAL CASUALTY CORPORATION
By:  CBF-D Manager, LLC
Its:  Investment Manager
By:  __/s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Senior Managing Director

TMD-DL Holdings, LLC
By:  CBF-D Manager, LLC
Its:  Investment Manager
By:  __/s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Senior Managing Director

EXHIBIT A
Form of Amendment No. 2 to Amended and Restated Fee Letter